SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
_________________________

Date of Report (Date of earliest event reported): November 15, 2010

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PPLUS TRUST SERIES TWC-1)
(Exact name of registrant as specified in its charter)

Delaware	001-32018	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

World Financial Center,		10080
New York, New York		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.	Registrant’s Business and Operations

Not applicable.

Section 2.	Financial Information

Not applicable.

Section 3.	Securities and Trading Markets

Not applicable.

Section 4.	Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.	Corporate Governance and Management

Not applicable.

Section 6.	Asset-Backed Securities

Not applicable.

Section 7.	Regulation FD

Not applicable.

Section 8.	Other Events

Item 8.01	Other events

99.1	Exercise of call warrants and final distributions to holders of the PPLUS Trust Certificates Series TWC-1 on November 15, 2010.

     On October 15, 2010, we received a notice of exercise from the holder of the call warrants for PPLUS Trust Certificates Series TWC-1, which specified that the call warrant holder intended to exercise its warrants in full and call all outstanding trust certificates. On November 15, 2010, the exercise date of the call warrants, we distributed the aggregate exercise price of $40,060,407.51 (representing, with respect to the Class A trust certificates, $37,500,000 with respect to the principal amount and with respect to the Class B trust certificates $2,560,407.51 with respect to the net present value of all unpaid payments due.

     On November 15, 2010, the call warrantholder effected an optional exchange and exchanged all of the outstanding PPLUS Trust Certificates Series TWC-1 for the underlying securities held by the trust.

     For information with respect to the underlying securities held by PPLUS Trust Series TWC-1, please refer to Time Warner Inc.’s (Commission file number 001-15062) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8- K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

     Although we have no reason to believe the information concerning the underlying securities, the underlying guarantees, the underlying securities issuer or the underlying securities guarantors contained in the underlying securities guarantors’ Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantors (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities or the underlying guarantees has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantors as you would obtain and evaluate if your investment were directly in the underlying securities and the underlying guarantees or in other securities issued by the underlying securities issuer or the underlying guarantors. There can be no assurance that events affecting the underlying securities and the underlying guarantees or the underlying securities issuer or the underlying securities guarantors’ have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

	99.1	Trustee’s report in respect of the November 15, 2010 distribution to holders of the PPLUS Trust Certificates Series TWC-1.

	99.2	Trustee’s report in respect of the November 15, 2010 distribution to holders of the PPLUS Trust Certificates Series TWC-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: November 18, 2010	By: /s/ Steven O’Neill
Name: Steven O’Neill
Title: Director

EXHIBIT INDEX

99.1	Trustee’s report in respect of the November 15, 2010 distribution to holders of the PPLUS Trust Certificates Series TWC-1.

99.2	Trustee’s report in respect of the November 15, 2010 distribution to holders of the PPLUS Trust Certificates Series TWC-1.